UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22252

Name of Fund: BlackRock Fixed Income Value Opportunities

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Fixed

            Income Value Opportunities, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1	–	Report to Stockholders

December 31, 2011

Annual Report

BlackRock Fixed Income Value Opportunities

Not FDIC Insured ¢ No Bank Guarantee ¢ May Lose Value

2	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on – risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011

	6-month	12-month
US large cap equities (S&P 500® Index)	(3.69)%	2.11%
US small cap equities (Russell 2000® Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of December 31, 2011

Trust Overview

BlackRock Fixed Income Value Opportunities’ (the “Trust”) primary investment objective is to seek to provide high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, substantially all of its total assets in a portfolio of loan and debt instruments and loan-related and debt-related instruments.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended December 31, 2011, the Trust returned 0.45% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Bond Funds category posted an average total return of 11.70% based on NAV. All returns reflect reinvestment of dividends.

What factors influenced performance?

•

The Trust benefited most from exposure to commercial mortgage-backed securities (“CMBS”). CMBS was among the few spread sectors to post positive excess returns versus US Treasuries in 2011 as delinquency rates remained range-bound and fundamentals continued to show signs of modest improvement. Exposure to other spread sectors such as high yield debt, floating rate loan interests and investment grade corporate debt also positively impacted performance. Despite high levels of volatility in spread sectors, the Trust’s holdings in these sectors provided positive absolute returns for the period.

•

Conversely, exposure to non-agency residential mortgage-backed securities (“RMBS”) weighed on performance for most of the year due to uncertainties around loan modification activity and continued weakness in housing. The Trust is scheduled to mature on or about December 31, 2014 and, as such, holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as compared to its Lipper category peers that typically hold longer-dated issues, which exhibited greater price appreciation in the declining interest rate environment.

Describe recent portfolio activity.

•

In the first half of the 12-month period, the Trust increased its quality profile and level of liquidity in advance of the scheduled completion of the US Federal Reserve’s monetary stimulus program at the end of the second quarter. As part of that effort, the Trust reduced exposure to CMBS and non-agency RMBS. In corporate credit, the Trust’s exposure was actively traded with a preference for segments that are generally less vulnerable to an economic slowdown. In high yield debt, the Trust’s exposure was focused on securities that had near-term potential to be upgraded to an investment-grade quality rating. Toward period end, the Trust adopted a more constructive stance on credit by using cash reserves to purchase investment grade credits and CMBS as the fundamental outlook for both sectors is positive heading into 2012.

Describe portfolio positioning at period end.

•

At period end, the Trust was allocated most heavily toward CMBS and non-agency RMBS and also maintained exposure to investment grade credit, floating rate loan interests and high yield debt. Although markets are likely to remain volatile for the foreseeable future, a moderating of risks out of Europe would likely shift investors toward riskier assets. Additionally, the higher yields offered by spread sectors may serve as an offset to potentially lower bond prices should interest rates along the yield curve rise in 2012.

4	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Trust Summary as of December 31, 2011

Trust Information

Initial Offering Date	February 27, 2009
Approximate Termination Date	December 31, 2014
Yield based on Net Asset Value as of December 31, 2011 ($1,063.69)[1]	8.46%
Current Quarterly Distribution per share[2]	$22.50
Current Annualized Distribution per share[2]	$90.00

[1]	Yield on net asset value is calculated by dividing the current annualized distribution per share by the net asset value. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust’s NAV per share:

	12/31/11	12/31/10	Change	High	Low
Net Asset Value	$1,063.69	$1,165.81	(8.76)%	$1,181.13	$1,063.09

The following charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

	12/31/11	12/31/10
Non-Agency Mortgage-Backed Securities	56%	63%
Corporate Bonds	31	26
Floating Rate Loan Interests	7	5
Asset-Backed Securities	4	3
Taxable Municipal Bonds	2	2
Common Stocks	–	1

Credit Quality Allocation[1]

	12/31/11	12/31/10
AAA/Aaa	34%	38%
AA/Aa	7	5
A	14	13
BBB/Baa	10	8
BB/Ba	9	7
B	7	9
CCC/Caa	13	14
CC/Ca	3	6
D	1	–
Not Rated	2	–
1	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	5

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trust may utilize leverage through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trust had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on the Trust’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Trust, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trust’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, the Trust is permitted to issue senior securities representing indebtedness up to 33 1/3% of its total managed assets. If the Trust segregates liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and thus will not be subject to this limitation. The Trust, however, voluntarily limits its aggregate economic leverage to 50% of its total managed assets. As of December 31, 2011, the Trust had no economic leverage from reverse repurchase agreements.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments, including foreign currency exchange contracts and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trust’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause the Trust to hold an investment that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.36%, 5/25/36 (a)	USD	1,875	$1,440,677
Series 2006-11, Class 1AF2, 5.73%, 9/25/46 (a)		2,222	1,884,466
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		911	853,894
Series 2007-4, Class A1A, 0.41%, 2/25/27 (a)		684	665,197
Series 2007-12, Class 2A1, 0.64%, 5/25/29 (a)		1,819	1,701,462
DT Auto Owner Trust, Series 2011-3A, Class D, 5.83%, 11/15/14 (b)		1,540	1,566,890
Morgan Stanley Structured Trust, Series 2007-1, Class A1, 0.37%, 6/25/37 (a)		1,382	1,083,705
Residential Asset Mortgage Products, Inc., Series 2007-RS2, Class A1, 0.41%, 7/25/29 (a)		132	129,268
SLC Student Loan Trust, Series 2006-A, Class A4, 0.52%, 10/15/15 (a)		925	907,400
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 0.54%, 11/25/37 (a)		1,046	960,730
Total Asset-Backed Securities – 3.9%			11,193,689

Common Stocks	Shares
Media – 0.0%
HMH Holdings (c)	52,852	13,213

Corporate Bonds	Par (000)
Advertising – 0.3%
Affinion Group, Inc., 7.88%, 12/15/18	USD	910	768,950
Aerospace & Defense – 0.6%
Sequa Corp., 11.75%, 12/01/15 (b)		1,620	1,725,300
Airlines – 1.7%
American Airlines, Inc., 10.50%, 10/15/12 (d)		2,000	1,910,000
Continental Airlines, Inc., 6.75%, 9/15/15 (b)		900	857,250
U.S. Airways, Series 2011-1, Class C Pass-Through Trust, 10.88%, 10/22/14		800	785,000
United Air Lines, Inc., 12.75%, 7/15/12		1,473	1,546,776

			5,099,026
Capital Markets – 0.3%
Morgan Stanley:
5.25%, 11/02/12		390	391,176
5.30%, 3/01/13		425	430,202

			821,378

Corporate Bonds	Par (000)		Value
Commercial Banks – 3.3%
HSBC Bank USA, N.A., 4.63%, 4/01/14	USD	5,000	$5,108,955
Intesa Sanpaolo SpA, 2.38%, 12/21/12		1,655	1,539,531
Regions Financial Corp., 6.38%, 5/15/12		2,820	2,827,050

			9,475,536
Consumer Finance – 0.5%
SLM Corp., 5.13%, 8/27/12		1,500	1,507,650
Diversified Financial Services – 2.3%
Ally Financial, Inc., 4.50%, 2/11/14		1,600	1,544,000
The Bear Stearns Cos. LLC, 6.95%, 8/10/12		5,000	5,185,135

			6,729,135
Diversified Telecommunication Services – 0.2%
Qwest Corp., 8.38%, 5/01/16		500	572,687
Hotels, Restaurants & Leisure – 1.0%
MGM Resorts International, 13.00%, 11/15/13		1,615	1,917,813
Universal City Development Partners Ltd./UCDP Finance, Inc., 8.88%, 11/15/15		921	1,020,007

			2,937,820
Household Durables – 0.7%
Beazer Homes USA, Inc., 12.00%, 10/15/17		1,800	1,912,500
Insurance – 1.8%
Metropolitan Life Global Funding I, 5.13%, 4/10/13 (b)		5,000	5,223,165
Media – 5.3%
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		1,975	2,281,125
COX Communications, Inc., 7.13%, 10/01/12		5,000	5,235,265
Thomson Reuters Corp., 5.95%, 7/15/13		2,000	2,130,980
Time Warner Cable, Inc., 5.40%, 7/02/12		5,000	5,112,740
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/01/17 (b)		500	528,125

			15,288,235
Metals & Mining – 0.8%
Steel Dynamics, Inc., 7.38%, 11/01/12		1,000	1,041,250
Xstrata Canada Financial Corp., 2.85%, 11/10/14 (b)		1,225	1,231,256

			2,272,506
Multi-Utilities – 2.8%
Dominion Resources, Inc., 8.88%, 1/15/19		2,000	2,654,084
Potomac Electric Power Co., 4.65%, 4/15/14		5,000	5,374,286

			8,028,370
Oil, Gas & Consumable Fuels – 4.9%
BP Capital Markets Plc, 5.25%, 11/07/13		7,000	7,507,948
Chesapeake Energy Corp., 7.63%, 7/15/13		1,325	1,401,187
Enbridge Energy Partners LP, 9.88%, 3/01/19		3,000	3,978,696
Petrohawk Energy Corp., 10.50%, 8/01/14		1,300	1,446,250

			14,334,081

Trust Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AKA	Also Known As	GBP	British Pound
	EUR	Euro	GO	General Obligation Bonds
	FKA	Formerly Known As	NR	Not Rated
			USD	US Dollar

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Paper & Forest Products – 0.3%
NewPage Corp., 11.38%, 12/31/14 (d)	USD	1,300	$960,375
Textiles, Apparel & Luxury Goods – 0.5%
PVH Corp., 7.38%, 5/15/20		1,360	1,475,600
Wireless Telecommunication Services – 2.1%
Alltel Corp., 7.00%, 7/01/12		5,000	5,151,785
Cricket Communications, Inc., 7.75%, 5/15/16		1,000	1,032,500

			6,184,285
Total Corporate Bonds – 29.4%			85,316,599

Floating Rate Loan Interests (a)
Aerospace & Defense – 0.5%
Sequa Corp., Term Loan, 3.63% - 3.70%, 12/03/14		1,500	1,457,505
Auto Components – 0.6%
Allison Transmission, Inc., Term Loan, 2.78%, 8/07/14		1,454	1,414,220
The Goodyear Tire & Rubber Co., Loan (Second Lien), 1.93%, 4/30/14		450	434,250

			1,848,470
Chemicals – 0.4%
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan (First Lien), 3.55% - 3.68%, 7/30/14		1,090	1,022,966
Commercial Services & Supplies – 0.6%
Ceridian Corp., U.S. Term Loan, 3.30%- 3.38%, 11/09/14		979	880,165
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18		978	894,515

			1,774,680
Diversified Consumer Services – 0.4%
Coinmach Service Corp.: Delayed Draw Term Loan, 3.28% - 3.29%, 11/14/14		729	654,568
Term Loan, 3.29%, 11/14/14		485	435,152

			1,089,720
Diversified Financial Services – 0.3%
Nuveen Investments, Inc., Non-Extended First-Lien Term Loan, 3.42% - 3.58%, 11/13/14		1,000	953,130
Diversified Telecommunication Services – 0.5%
Level 3 Financing, Inc., Tranche A Term Loan, 2.65%, 3/13/14		1,500	1,430,160
Food & Staples Retailing – 0.5%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.63%, 7/06/15	GBP	1,000	1,388,822
Health Care Equipment & Supplies – 0.3%
DJO Finance, LLC (ReAble Therapeutics Finance, LLC), Term Loan, 3.30%, 5/20/14	USD	898	860,867

Floating Rate Loan Interests (a)	Par (000)		Value
Health Care Providers & Services – 0.2%
CHS/Community Health Systems, Inc.:
Extended Term Loan, 3.80% - 4.02%, 1/25/17	USD	156	$150,341
Non-Extended Delayed Draw Term Loan, 2.55%, 7/25/14		16	15,430
Non-Extended Term Loan, 2.55% - 2.77%, 7/25/14		311	300,506

			466,277
Hotels, Restaurants & Leisure – 0.5%
Caesar’s Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-2 Loan, 3.29% - 3.42%, 1/28/15		814	705,283
Term B-4 Loan, 9.50%, 10/31/16		405	401,995
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17		464	460,974

			1,568,252
Media – 1.5%
Cengage Learning Acquisitions, Inc. (Thompson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		972	903,016
Charter Communications Operating LLC, Term C Loan, 3.83%, 9/06/16		432	421,523
HMH Publishing Co. Ltd. (AKA Education Media), Tranche A Term Loan, 6.44%, 6/12/14		603	341,982
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		650	669,500
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.28%, 8/09/13		26	25,471
Class B Dollar Term Loan, 4.03%, 5/02/16		1,099	1,075,413
Class C Dollar Term Loan, 3.53%, 5/02/16		487	475,119
UPC Financing Partnership, Facility U, 5.21%, 12/31/17	EUR	271	333,765

			4,245,789
Oil, Gas & Consumable Fuels – 0.2%
Texas Competitive Electric Holdings Company, LLC, 2014 Term Loan (Non-Extending), 3.78%, 10/10/14	USD	868	603,867
Real Estate Investment Trusts (REITs) – 0.1%
iStar Financial, Inc., Tranche A-1 Loan, 5.00%, 6/28/13		339	336,728
Real Estate Management & Development – 0.4%
Realogy Corp.:
Non-Extended FL Term Loan, 3.44%, 10/10/13		1,105	1,025,203
Non-Extended Synthetic Commitment, 0.15% - 3.15%, 4/10/13		118	109,104

			1,134,307
Software – 0.1%
First Data Corp., Non-Extending B-2 Term Loan, 3.04%, 9/24/14		443	401,034
Total Floating Rate Loan Interests – 7.1%			20,582,574

See Notes to Financial Statements.

8	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage- Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations – 17.0%
Adjustable Rate Mortgage Trust:
Series 2005-5, Class 5A21, 2.87%, 9/25/35 (a)	USD	3,182	$2,150,936
Series 2007-1, Class 3A21, 5.68%, 3/25/37 (a)		1,039	901,489
Banc of America Funding Corp.:
Series 2004-B, Class 5A1, 2.83%, 11/20/34 (a)		2,984	2,306,948
Series 2006-E, Class 2A1, 2.83%, 6/20/36 (a)		3,661	2,147,850
Series 2007-A, Class 2A1, 0.44%, 2/20/47 (a)		1,672	1,029,857
BCAP LLC Trust, Series 2010-RR11, Class 4A1, 5.54%, 3/27/47 (a)(b)		1,731	1,531,989
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 2A1, 2.47%, 8/25/35 (a)		10,500	5,152,919
Bear Stearns Alt-A Trust:
Series 2005-4, Class 21A1, 2.64%, 5/25/35 (a)		4,684	2,564,977
Series 2005-7, Class 24A1, 5.30%, 9/25/35 (a)		9,950	5,932,072
Chase Mortgage Finance Corp., Series 2005-A1, Class 2A1, 2.81%, 12/25/35 (a)		6,461	5,066,885
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A3, 5.25%, 6/25/35		2,160	1,776,603
Series 2005-23CB, Class A15, 5.50%, 7/25/35		2,050	1,738,415
Series 2005-86CB, Class A8, 5.50%, 2/25/36		3,203	2,725,456
Series 2006-24CB, Class A23, 6.00%, 6/25/36		2,165	1,468,766
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2007-17, Class 1A1, 6.00%, 10/25/37		3,273	2,892,902
Series 2007-HY3, Class 4A1, 5.68%, 6/25/47 (a)		3,722	2,971,827
Impac Commercial Mortgage-Backed Trust, Series 2004-7, Class 1A1, 1.03%, 11/25/34 (a)		734	591,785
Indymac Index Mortgage Loan Trust, Series 2006-AR31, Class A3, 5.39%, 11/25/36 (a)		2,483	1,774,972
JPMorgan Alternative Loan Trust, Series 2006-S1, Class 3A2, 0.56%, 3/25/36 (a)		2,069	1,359,262
JPMorgan Mortgage Trust:
Series 2006-A4, Class 4A2, 5.48%, 6/25/36 (a)		3	3,405
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		1,691	1,558,900
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13, Class A2, 2.66%, 9/25/36 (a)		2,266	1,523,867

			49,172,082
Commercial Mortgage-Backed Securities – 36.5%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-3, Class A2, 5.62%, 7/10/12 (a)		4,616	4,662,346

Non-Agency Mortgage- Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6, Class A2, 6.46%, 10/15/36	USD	394	$395,248
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class ASB, 5.70%, 2/10/17 (a)		5,000	5,384,465
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class ASB, 5.28%, 12/11/49		9,000	9,270,369
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class AAB, 5.81%, 1/10/17 (a)		10,000	10,747,190
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG9, Class A2, 5.38%, 7/10/12		470	472,535
Series 2007-GG11, Class A2, 5.60%, 7/10/13		5,000	5,129,915
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class A2, 5.51%, 4/10/38 (a)		3,538	3,561,876
Series 2006-GG6, Class AAB, 5.59%, 9/10/15 (a)		4,654	4,942,460
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB15, Class ASB, 5.79%, 9/12/15 (a)		8,675	9,210,410
Series 2007-CB18, Class A4, 5.44%, 1/12/17		3,700	3,965,704
Series 2007-LD11, Class A2, 5.80%, 7/15/12 (a)		6,969	7,046,258
Series 2007-LD11, Class ASB, 5.82%, 10/15/16 (a)		7,700	8,185,231
LB-UBS Commercial Mortgage Trust:
Series 2006-C7, Class A2, 5.30%, 11/15/38		1,900	1,902,864
Series 2007-C1, Class AAB, 5.40%, 2/15/40		5,174	5,453,034
Morgan Stanley Capital I, Inc.:
Series 2007-IQ14, Class AAB, 5.65%, 4/15/49 (a)		10,000	10,623,040
Series 2007-IQ15, Class A4, 5.88%, 7/11/17 (a)		4,950	5,441,669
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2, 5.85%, 7/15/12 (a)		9,526	9,608,249

			106,002,863
Total Non-Agency Mortgage-Backed Securities – 53.5%			155,174,945

Taxable Municipal Bonds
State of California Various Purposes GO, 5.65%, 4/01/39 (a)	3,625	3,823,976
State of Illinois GO, Series 2010 MB, 3.32%, 1/01/13	3,105	3,174,521
Total Taxable Municipal Bonds – 2.4%		6,998,497
Total Long-Term Investments (Cost – $249,231,083) – 96.3%		279,279,517

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (e)(f)	9,961,602	$9,961,602
Total Short-Term Securities (Cost – $9,961,602) – 3.4%		9,961,602
Total Investments (Cost – $259,192,685*) – 99.7%		289,241,119
Other Assets in Excess of Liabilities – 0.3%		739,719

Net Assets – 100.0%		$289,980,838

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,109,555	3,852,047	9,961,602	$352	$23,174

(f)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of December 31, 2011 were as follows:

	Currency Purchased		Currency Sold	Counter party	Settlement Date	Unrealized Appreciation
USD	1,191,473	GBP	764,500	Citibank, N.A.	1/18/12	$4,418
USD	512,188	EUR	372,500	Citibank, N.A.	1/25/12	29,995
Total						$34,413

•	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counter party	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
R.R. Donnelley & Sons Co.	1.00%	Citibank, N.A.	9/20/14	USD 1,000	$11,712

Westvaco Corp.	1.00%	JPMorgan Chase	9/20/14	USD 5,000	(19,196)
Total					$(7,484)

•	Credit default swaps on single-name issues - sold protection outstanding as of December 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counter party	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrea- lized Appre- ciation
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	NR	USD 2,300	$8,424

1	Not rated by S&P.

2	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

10	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Schedule of Investments (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in deter mining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$ 9,626,799	$ 1,566,890	$ 11,193,689
Common Stocks	–	–	13,213	13,213
Corporate Bonds	–	85,316,599	–	85,316,599
Floating Rate Loan Interests	–	20,240,592	341,982	20,582,574
Non-Agency Mortgage-Backed Securities	–	153,642,956	1,531,989	155,174,945
Taxable Municipal Bonds	–	6,998,497	–	6,998,497
Short-Term Securities	$ 9,961,602	–	–	9,961,602
Total	$ 9,961,602	$275,825,443	$3,454,074	$289,241,119

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$34,413	–	$34,413
Credit contracts	–	11,712	$8,424	20,136
Liabilities:
Credit contracts	–	(19,196)	–	(19,196)
Total	–	$26,929	$8,424	$35,353

[1]

Derivative financial instruments are swaps and foreign currency exchange con-tracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Assets/ Liabilities:	Asset- Backed Securities	Common Stocks	Floating Rate Loan Interests	Non- Agency Mortgage- Backed Securities	Total
Balance, as of December 31, 2010	–	$264,260	$ 566,923	–	$ 831,183
Accrued discounts/ premiums	$ 5	–	46,387 $	3,173	49,565
Net realized gain (loss)	–	–	–	–	–
Net change in unrealized appreciation/ depreciation[2]	26,955	(251,047)	(271,328)	(64,570)	(559,990)
Purchases	1,539,930	–	–	1,593,386	3,133,316
Sales	–	–	–	–	–
Transfers in3	–	–	–	–	–
Transfers out[3]	–	–	–	–	–
Balance, as of December 31, 2011	$1,566,890	$13,213	$341,982	$1,531,989	$3,454,074

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/ depreciation on investments still held at December 31, 2011 was $(559,991).

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	11

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
	Assets	Liabilities	Total
Balance, as of December 31, 2010	–	–	–
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	–	–	–
Net change in unrealized appreciation/depreciation[4]	$8,424	–	$8,424
Purchases	–	–	–
Issuances[5]	–	–	–
Sales	–	–	–
Settlements[6]	–	–	–
Transfers in7	–	–	–
Transfers out[7]	–	–	–
Balance, as of December 31, 2011	$8,424	–	$8,424

[4]

Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations. The change in the unrealized appreciation/ depreciation on swaps still held on December 31, 2011 was $8,424.

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

12	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Statement of Assets and Liabilities

December 31, 2011
Assets
Investments at value – unaffiliated (cost – $249,231,083)	$279,279,517
Investments at value – affiliated (cost – $9,961,602)	9,961,602
Interest receivable	2,577,543
Swap premiums paid	96,239
Foreign currency at value (cost – $56,163)	53,383
Unrealized appreciation on foreign currency exchange contracts	34,413
Unrealized appreciation on swaps	20,136
Cash	17,173
Prepaid expenses	10,142
Dividends receivable – affiliated	2,142
Investments sold receivable	2,134

Total assets	292,054,424

Liabilities
Trail commissions payable	1,413,787
Investment advisory fees payable	316,371
Cash received as collateral for swaps	100,000
Service fees payable	63,505
Unrealized depreciation on swaps	19,196
Swap premiums received	15,751
Officer’s and Trustees’ fees payable	7,171
Other accrued expenses payable	137,805

Total liabilities	2,073,586

Net Assets	$289,980,838

Net Assets Consist of
Paid-in capital	$262,241,559
Distributions in excess of net investment income	(2,352,864)
Accumulated net realized gain	11,128
Net unrealized appreciation/depreciation	30,081,015

Net Assets	$289,980,838

Net Asset Value
Based on net assets of $289,980,838 and 272,618 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1,063.69

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	13

Statement of Operations

Year Ended December 31, 2011
Investment Income
Interest	$24,887,954
Dividends — affiliated	23,174

Total income	24,911,128

Expenses
Investment advisory	4,018,708
Service	800,905
Professional	108,289
Printing	66,309
Administration	61,891
Transfer agent	45,357
Officer and Trustees	31,766
Custodian	25,420
Tender offer	8,391
Miscellaneous	42,644

Total expenses excluding interest expense	5,209,680
Interest expense	3,982

Total expenses	5,213,662
Less fees waived by advisor	(14,705)

Total expenses after fees waived	5,198,957

Net investment income	19,712,171

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,830,681
Swaps	(1,395,771)
Foreign currency transactions	69,300

6,504,210

Net change in unrealized appreciation/depreciation on:
Investments	(25,481,225)
Swaps	1,275,505
Foreign currency transactions	(39,905)

(24,245,625)

Total realized and unrealized loss	(17,741,415)

Net Increase in Net Assets Resulting from Operations	$1,970,756

See Notes to Financial Statements.

14	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$19,712,171	$27,893,705
Net realized gain	6,504,210	16,498,599
Net change in unrealized appreciation/depreciation	(24,245,625)	(7,232,603)

Net increase in net assets resulting from operations	1,970,756	37,159,701

Dividends and Distributions to Shareholders From
Net investment income	(22,836,037)	(30,367,601)
Net realized gain	(6,470,361)	(12,796,026)

Decrease in net assets resulting from dividends and distributions to shareholders	(29,306,398)	(43,163,627)

Capital Transactions
Net decrease in net assets derived from capital share transactions including offering costs charged to capital	(39,565,929)	(4,245)

Net Assets
Total decrease in net assets	(66,901,571)	(6,008,171)
Beginning of year	356,882,409	362,890,580

End of year	$289,980,838	$356,882,409

Distributions in excess of net investment income	$(2,352,864)	$(924,603)

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	15

Financial Highlights

			Period February 27, 2009[1] to December 31, 2009
	Year Ended December 31,
	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$1,165.81	$1,185.43	$ 1,000.00	[2]
Net investment income[3]	70.23	91.12	80.15
Net realized and unrealized gain (loss)	(64.15)	30.27	239.55
Net increase from investment operations	6.08	121.39	319.70
Dividends and distributions from:
Net investment income	(83.77)	(99.20)	(82.27)
Net realized gain	(23.73)	(41.80)	(37.98)
Tax return of capital.	—	—	(0.25)
Total dividends and distributions	(107.50)	(141.00)	(120.50)
Capital charges with respect to issuance of shares	(0.70)	(0.01)	(13.77)[4]
Net asset value, end of period	$1,063.69	$1,165.81	$ 1,185.43

Total Investment Return[5]
Based on net asset value	0.45%	10.43%	30.98%	[6]

Ratios to Average Net Assets
Total expenses	1.63%	2.26%	2.06%	[7,8]
Total expenses after fees waived	1.62%	2.26%	2.05%	[8]
Total expenses after fees waived and excluding interest expense	1.62%	1.81%	1.78%	[8]
Net investment income	6.15%	7.41%	8.16%	[8]

Supplemental Data
Net assets, end of period (000)	$289,981	$356,882	$ 362,891
Borrowings outstanding, end of period (000)	$—	$5,307	$ 95,951
Average borrowings outstanding, during the period (000)	$1,123	$55,016	$ 28,104
Portfolio turnover	13%	18%	44%
Asset coverage, end of period per $1,000	$—	$68,248	$ 4,782
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $25.64 per share sales charge from initial offering price of $1,025.64 per share.
[3]	Based on average shares outstanding.
[4]	Includes $11.84 per share attributable to trail commissions treated as offering costs charged to paid-in-capital.
[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Excludes 0.25% trail commissions treated as offering costs charged to paid-in capital.
[8]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Fixed Income Value Opportunities (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust:

Valuation: US GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (“the Board”). The Trust values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Swap agreements are valued utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Trust’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against foreign currency, the Trust’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	17

Notes to Financial Statements (continued)

Asset-Backed and Mortgage-Backed Securities: The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Trust may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple class pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of

IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup its initial investments in IOs.

Floating Rate Loan Interests: The Trust may invest in floating rate loan interests. The floating rate loans the Trust holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trust may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trust considers these investments to be investments in debt securities for purposes of its investment policies.

When the Trust purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the

18	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Notes to Financial Statements (continued)

borrower, and the Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trust will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trust having a direct contractual relationship with the borrower, and the Trust may enforce compliance by the borrower with the terms of the loan agreement.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party brokers-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements) the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Trust are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s US federal tax returns remains open for each of the three periods ended December 31, 2011. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	19

Notes to Financial Statements (continued)

evaluating the impact of this guidance on the Trust’s financial statement disclosures.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and to economically hedge, or protect, its exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over the counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trust’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trust do not give rise to counterparty credit risk, as options written obligate the Trust to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trust may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Trust and each of its respective counterparties. The ISDA Master Agreement allows the Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trust from its counterparties are not fully collateralized contractually or otherwise, the Trust bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trust manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the Trust to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Trust enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trust, help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligation under the agreement.

Swaps: The Trust enters into swap agreements, in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Trust are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Trust enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Trust enters into credit default swap agreements to provide a measure of protection

20	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Notes to Financial Statements (continued)

against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trust will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$34,413	Unrealized depreciation on foreign currency exchange contracts	–
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	116,375	Unrealized depreciation on swaps; Swap premiums received	$34,947
Total		$150,788		$34,947

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
Net Realized Gain (Loss) from
Credit contracts:
Swaps	$(1,395,771)
Foreign currency exchange contracts:
Foreign currency exchange contracts	74,628

Total	$(1,321,143)

Net Change in Unrealized Appreciation/ Depreciation on
Credit contracts: Swaps.	$1,275,505

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency exchange contracts	(25,207)

Total	$1,250,298

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	3
Average number of contracts - US dollars sold	1
Average US dollar amounts purchased	$2,447,006
Average US dollar amounts sold.	$680,811
Credit default swaps:
Average number of contracts - buy protection	5
Average number of contracts - sell protection	1
Average notional value - buy protection	$22,250,000
Average notional value - sell protection	$1,725,000

3. Investment Advisory Agreements and Other

Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee, at the annual rate of 1.25%, based on the average daily total assets (including any assets attributable to borrowings) minus the average sum of total liabilities (other than borrowings representing financial leverage).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Trust’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager paid BFM for services it provided, a monthly fee that was a percentage of the investment advisory fees paid by the Trust to the Manager.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	21

Notes to Financial Statements (continued)

The Trust entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Trust’s Plan of Distribution, the Trust will pay over its life a monthly trail commission at an annual rate of 0.25% of the Trust’s daily net assets to BRIL, all or a portion of which may be reallowed to selling agents. As of December 31, 2011, the amount of the Trust’s trail commissions that has been estimated to be incurred over the life of the Trust is $3,826,042. Any changes in the estimated amounts will be recorded as an adjustment to paid-in capital in the period determined. For the year ended December 31, 2011, the Trust recorded $195,797 as an adjustment to paid-in capital for trail commissions, and paid trail commissions to BRIL of $817,499.

The Trust will also pay out of its assets ongoing compensation to BRIL on an annual basis, all or a portion of which may be reallowed to selling agents, in connection with the provision of ongoing shareholder services in an amount equal to 0.25% of the net asset value of shares owned by customers of the selling agent or, if applicable, BRIL. This amount is shown as service in the Statement of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities and US government securities for the year ended December 31, 2011, were $36,593,140 and $103,027,820, respectively.

Purchases and sales of US government securities for the year ended December 31, 2011, were $2,277,071 and $2,277,884, respectively.

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions, accounting for swap agreements and amortization methods on fixed income securities were reclassified to the following accounts:

Distributions in excess of net investment income	$1,695,605
Accumulated net realized gain.	$(1,695,605)

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	12/31/2011	12/31/2010
Distributions paid from:
Ordinary income	$22,852,738	$33,199,258
Long-term capital gain	6,453,660	9,964,369
Total distributions	$29,306,398	$43,163,627

As of December 31, 2011, the tax components of net accumulated earnings were as follows:

Undistributed ordinary income	$303,568
Net unrealized gains*	27,435,711
Total	$27,739,279

*	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains / (losses) on certain foreign currency exchange contracts and the accounting for swap agreements.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$261,675,437
Gross unrealized appreciation	$33,045,712
Gross unrealized depreciation	(5,480,030)
Net unrealized appreciation	$27,565,682

6. Borrowings:

For the year ended December 31, 2011, the Trust’s daily weighted average borrowing interest rate from reverse repurchase agreements was 0.32%.

7. Concentration, Market, Credit, Liquidity and Limited Term Risk:

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate

22	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Notes to Financial Statements (concluded)

and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trust’s Statement of Assets and Liabilities, less any collateral held by the Trust.

The Trust is designed primarily for long term investors and an investment in the Trust’s shares should be considered to be illiquid. The Trust’s shares are not listed for trading on a securities exchange. Shareholders may not be able to sell their shares as it is unlikely that a secondary market for the shares will develop or, if a secondary market does develop, shareholders may be able to sell their shares only at substantial discounts from net asset value. The Trust may, but is not obligated to, conduct tender offers to repurchase outstanding shares. If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase shares that are tendered, which may increase risks for remaining shareholders and increase Trust expenses.

It is anticipated that the Trust will terminate on or before December 31, 2014. While the Manager expects the Trust to maintain a term of six years, the Trust’s term may be shorter depending on market conditions. Beginning in 2012, the Manager may begin liquidating all or a portion of the Trust’s portfolio. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money.

8. Capital Shares Transactions:

The Trust is authorized to issue an unlimited number of shares, par value $0.001 per share. The shares were sold at net asset value plus an initial sales charge not to exceed 2.50% of the offering price.

Shares issued and outstanding remained constant for the year ended December 31, 2010.

Offering Costs: Offering costs totaling $4,394,292, including $3,826,042 in estimated trail commissions to be paid over the life of the Trust, have been charged to paid-in capital. Under US GAAP, the Trust’s estimated amount of trail commissions is considered to be an offering cost that is to be charged to paid-in capital upon the sale of the Trust’s shares. This accounting treatment differs from the treatment originally described in the Trust’s offering document, which presented trail commissions as a period expense. For the year ended December 31, 2011, estimated trail commissions of $195,797 were charged to paid-in-capital.

Beginning in 2011, the Trust may choose to conduct annual tender offers for up to 25% of its shares then outstanding in the sole discretion of its Board. In a tender offer, the Trust repurchases outstanding shares at the Trust’s net asset value on the last day of the offer. In any given year, the Manager may or may not recommend to the Board that the Trust conduct a tender offer. Accordingly, there may be years in which no tender offer is made. On March 25, 2011, the Trust commenced a tender offer for 61,225 shares outstanding. Shareholders of the Trust tendered, and the Trust repurchased 33,507 shares. Accordingly, shares issued and outstanding and paid-in-capital during the year ended December 31, 2011 decreased by 33,507 and $39,370,132, respectively.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events of the Trust’s financial statements was completed through the date the financial statements were issued and the following item was noted:

On February 27, 2012, the Trust commenced a tender offer for approximately 25% of its outstanding shares. The final acceptance date of the tender is March 27, 2012 and the payable date is March 30, 2012.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Fixed Income Value Opportunities:

We have audited the accompanying statement of assets and liabilities of BlackRock Fixed Income Value Opportunities (the “Trust”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Fixed Income Value Opportunities as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 28, 2012

Important Tax Information (Unaudited)
The following information is provided with respect to the distributions paid by the Trust for the taxable year ended December 31, 2011:
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents*	March 2011	June 2011 - December 2011
	57.21%	77.18%

Long-Term Capital Gains	March 2011	June 2011 - December 2011
	39.11%	17.50%

*	Represents the portion of the distributions eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

24	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2009	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	97 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2009	Partner of Robards & Company, LLC, (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	97 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices)

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	97 RICs consisting of 97 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2009	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	97 RICs consisting of 97 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2009	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	97 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	97 RICs consisting of 97 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2009	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer VWR Scientific Products Corporation from 1990 to 1999.	97 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	25

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2009	Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisors under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	97 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2009	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	97 RICs consisting of 97 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]

Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows trustees as joining the Trust’s board in 2009, each trustee first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Adminis- trative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the Investment Company Act of 1940, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

26	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2009[2] (VP 2011)	Managing Director of BlackRock since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
[1] Officers of the Trust serve at the pleasure of the Board. [2] Ms. Ackerly was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Administrator and Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	27

Additional Information

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or the Trust’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Trust’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust votes proxies relating to securities held in the Trust’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trust.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

28	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011

Additional Information (concluded)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2011
	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
	$91.2502	$16.2498	—	$107.5000	85%	15%	0%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2011	29

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this

report should not be considered a representation of

future performance. Statements and other information

herein are as dated and are subject to change.

FIVO-12/11-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Fixed Income Value Opportunities	$66,700	$65,000	$0	$0	$50,100	$31,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Fixed Income Value Opportunities	$50,100	$41,877

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants

(a)    The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

(b) Not Applicable

Item 6	–

Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2011.

(a)(1)The Fund is managed by a team of investment professionals comprised of John Burger, Managing Director at BlackRock, James Keenan, Managing Director at BlackRock, Thomas Musmanno, Managing Director at BlackRock, John Vibert, Managing Director at BlackRock and Mark Warner, Managing Director at BlackRock. Each is a member of BlackRock’s Fundamental Fixed Income group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Burger, Keenan, Musmanno, Vibert and Warner have each been members of the registrant’s portfolio management team since 2009.

Portfolio Manager	Biography
John Burger	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
James Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio Team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock from 2004 to 2005.
Thomas Musmanno	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009; Director of MLIM from 2004 to 2006.
John Vibert	Managing Director of BlackRock since 2009; Director of BlackRock from 2008 - 2009; Managing Director of Credit Suisse from 2005 - 2008; Executive Director at Morgan Stanley from 2003 - 2005.
Mark Warner	Managing Director of BlackRock since 2001.

(a)(2) As of December 31, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Burger	1	1	64	0	0	0
	$708.9 Million	$30.45 Million	$31.43 Billion	$0	$0	$0
James Keenan	21	19	25	0	12	2
	$11.87 Billion	$6.35 Billion	$5.07 Billion	$0	$2.09 Billion	$271.2 Million
Thomas Musmanno	4	8	67	0	2	1
	$2.59 Billion	$2.78 Billion	$19.86 Billion	$0	$940.9 Million	$221 Million
John Vibert	0	5	7	0	2	0
	$0	$3.52 Billion	$2.29 Billion	$0	$1.64 Billion	$0
Mark Warner	0	7	12	0	2	0
	$0	$3.18 Billion	$8.09 Billion	$0	$1.64 Billion	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Musmanno, Vibert, and Warner may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Musmanno, Vibert, and Warner may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager(s)	Applicable Benchmarks
John Burger John Vibert Mark Warner	There are no benchmarks associated with Messrs. Burger, Vibert, or Warner’s compensation.
James Keenan	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Thomas Musmanno	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Burger, Keenan, Musmanno, Vibert, and Warner have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Burger, Keenan, Musmanno, Vibert, and Warner have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
John Burger	None
James Keenan	None
Thomas Musmanno	None
John Vibert	None
Mark Warner	None

(b) Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fixed Income Value Opportunities

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Fixed Income Value Opportunities

Date: March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Fixed Income Value Opportunities

Date: March 1, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Fixed Income Value Opportunities

Date: March 1, 2012